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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported) May 21, 1996
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                        SECURITY CAPITAL PACIFIC TRUST
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            (Exact Name of Registrant as Specified in its Charter)


                                   Maryland
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                (State or Other Jurisdiction of Incorporation)


           1-10272                                      74-6056896
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   (Commission File Number)               (I.R.S. Employer Identification No.)


7777 Market Center Drive, El Paso, Texas                             79912
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(Address of Principal Executive Offices)                           (Zip Code)


                                (915) 877-3900
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             (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)




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Item 5. Other Events.

     On May 21, 1996, Security Capital Pacific Trust, a Maryland real estate investment trust ("PTR"), announced that it had entered into a definitive agreement relating to the proposed spinoff of its Homestead Village(R) properties. A copy of the press release announcing the agreement and describing the transaction is included as an exhibit to this report and is incorporated herein by reference. A copy of the Merger and Distribution Agreement, dated as of May 21, 1996, among PTR, Security Capital Atlantic Incorporated, Security Capital Group Incorporated and Homestead Village Properties Incorporated is included as an exhibit to this report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.
                                                                      Sequential
     Exhibit No.   Document Description                                Page No.
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     2.1           Merger and Distribution Agreement, dated as
                   of May 21, 1996, among Security Capital
                   Pacific Trust, Security Capital Atlantic
                   Incorporated, Security Capital Group
                   Incorporated and Homestead Village Properties
                   Incorporated

     99.1          Press Release dated May 21, 1996
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PROPERTY TRUST OF AMERICA


                                       By:  /s/ Jeffrey A. Klopf
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                                           Jeffrey A. Klopf
                                           Secretary

Dated: May 21, 1996